UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2007
AMERISTAR CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	88-0304799

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)
3773 Howard Hughes Parkway
Suite 490 South
Las Vegas, Nevada 89169
(Address of principal executive offices)
(702) 567-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
As previously reported in a Current Report on Form 8-K filed by Ameristar Casinos, Inc. (“ACI”) on September 21, 2007 (the “Form 8-K”), on September 18, 2007, Ameristar East Chicago Holdings, LLC, an Indiana limited liability company that is a wholly owned subsidiary of ACI, acquired all of the membership interests of RIH Acquisitions IN, LLC, an Indiana limited liability company (“RIH”), from Resorts International Holdings, LLC, a Delaware limited liability company. In accordance with Items 9.01(a) and (b) of Form 8-K, this Amendment No. 1 to the Form 8-K (the “Amendment”) is being filed to include unaudited pro forma financial information for ACI and its subsidiaries and audited and unaudited historical financial information for RIH and its subsidiary (collectively, the “Financial Information”) that was not available at the time of the original filing of the Form 8-K. The Financial Information is filed as Exhibits 99.1, 99.2 and 99.3 to this Amendment and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
The consolidated balance sheets of RIH as of December 31, 2006 and 2005 and the consolidated statements of income and cash flows of RIH for the year ended December 31, 2006 and the period from April 26, 2005 (commencement of operations) through December 31, 2005, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment.
The unaudited consolidated balance sheets of RIH as of June 30, 2007 and the unaudited consolidated statements of operations and cash flows of RIH for the six-month period ended June 30, 2007 and June 30, 2006 and the notes related thereto, are filed as Exhibit 99.2 to this Amendment.
(b) Pro Forma Financial Information.
In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X is filed as Exhibit 99.3 to this Amendment.
(d) Exhibits.
The following Exhibits are filed to this Amendment:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.

99.1
RIH Acquisitions IN, LLC audited consolidated financial statements as of December 31, 2006 and 2005 and for the year ended December 31, 2006 and the period from April 26, 2005 (commencement of operations) through December 31, 2005.

99.2	RIH Acquisitions IN, LLC unaudited consolidated financial statements as of June 30, 2007 and for the six-month period ended June 30, 2007 and June 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERISTAR CASINOS, INC.
By:	/s/ PETER C. WALSH
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

DATE: December 4, 2007

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